(LOGO)                                        (LOGO)
The First                                     EQUITILINK
Australia                                     Managed by
Fund, Inc.                                    EquitiLink
------------------------------                International
                                              Management
                                              Limited
Annual Report October 31, 1999

Highlights
- Total market return of 34.9% for the past twelve months.
- Cash distribution rate of 10.1%.
- Discount to NAV narrows to 8.9%.

(LOGO)
www.equitilink.com
AMEX - IAF

Managed by EquitiLink International Management Limited.

Advised by EquitiLink Australia Limited.

ALL AMOUNTS ARE U.S. DOLLARS UNLESS
         OTHERWISE STATED
letter to Shareholders
-------------------------------------------------------------------------------
                                                              December 10, 1999
Dear Shareholder,

Annual Meeting: All dissenting proposals defeated
This has been an eventful year for the Fund. At the Annual Meeting of Shareholders in April, the Shareholders of the Fund successfully fought off an attempt by market opportunists to disrupt the running of the Fund. As we reported to you, every one of the opportunists' proposals was overwhelmingly defeated.

Market outperformance continues
We are pleased to report that the Fund's performance has continued to improve. Despite the substantial, one off increase in the Fund's expenses due to the attack by these market opportunists, over the past twelve months to October
31, the total market return of the Fund has been more than double that of the Australian All Ordinaries Accumulation Index--and has very substantially outperformed over the latest three, six and nine-month periods as well. As you will see in the body of the report, the total return to you, the Shareholder, over the past twelve months has been nearly 35%.

High quarterly distribution rate
The continuation of our very substantial distribution policy has meant that shareholders have received a return in excess of 9% of the rolling average of the Fund's prior four quarter-end net asset values through October 31, 1999. With these payments being made quarterly, investors in the Fund are assured of regular income at a very high level.

Discount narrows
Over the past year, due to our ongoing efforts in presenting the strong fundamentals of the Fund to major research analysts in the US, as well as a continuing program of market awareness, we are pleased to report that the discount contracted substantially, from as high as around 24% down to below 10% as at the close of the fiscal year.

All of the above--the Fund's outperformance, the high yield and the substantial diminution in the discount--is a most heartening result. It comes about as a result of EquitiLink having instituted a new portfolio management team some two years ago, and our determination to make The First Australia Fund better known in the marketplace and its shareholding more widespread.

Directors own substantial stock
Over the past twelve months, the Management Company has continued to buy shares in The First Australia Fund because we believe that it represents an outstandingly good investment opportunity. As of December 9, the Management Company and Directors own some 15% (2,579,962 shares) of the Company's stock - an investment of some US$22 million.

Australian economy to grow
Next year is the first year of the 21st century. It also marks our expectation for a continuation of the strong Australian economy, intertwined with a resurgence in Asian economic growth. We are also looking forward to Australia hosting the Olympic Games in September - the largest single event anywhere on earth. This will lead to more interest in Australia by the many visitors from around the world.

We expect the net result of all this activity, together with outstanding portfolio performance and high yield to engender continuing investment interest in The First Australia Fund, Inc.

Year 2000 Compliance
The EquitiLink Group has taken steps to determine that the computer systems and equipment we use can deal with Year 2000 issues and we have sought the same of the Fund's other service providers.

For information on the Fund, please telephone Investor Relations, toll free on 1-800-323-9995 in the United States.

Yours sincerely,

Laurence S. Freedman           Brian M. Sherman
Chairman                       President

(LOGO)
The First
Australia
Fund, Inc.
                                  2

Dividend Reinvestment and Cash Purchase Plan     The First Australia Fund, Inc.
-------------------------------------------------------------------------------

We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan) which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favourable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment--the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs--shares are purchased on your behalf under the Plan at reduced brokerage rates;

Convenience--the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

If you would like further information on the Plan, contact State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266, call toll-free at (800) 451-6788.
                                   3

Report of the Investment Manager                 The First Australia Fund, Inc.
-------------------------------------------------------------------------------
Share Price Performance
We are pleased to inform you that over the past 12 months, the Fund's total market return was 34.9%. This is more than double that of the Australian All Ordinaries Accumulation Index, which increased by 16%. By way of further comparison, the S&P500 Index improved by some 26%.

At the end of the period, the stock price stood at $8.00 per share.

NAV Performance
Over the last 12 months, the discount has progressively narrowed, having been as high as 24.4% in December 1998. At the time of writing this report, it had fallen to below 9%. This, together with the Fund's substantial continuing outperformance to the Australian stock market index is a strong continuation of the Fund's performance since instituting a new portfolio management team.

Currency
The Australian dollar strengthened against the US dollar over the year. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the period at 63.90 cents. This represents a gain of 2.3% against the US dollar over the twelve months. On the date of this report, the Australian dollar stood at 63.50 cents.

Investment Strategy
The Fund increased its exposure to the Resources sector over the year. It remains overweight compared with the Australian All Ordinaries Accumulation Index. This has benefited performance as the Resource sector has outperformed the Industrial sector.

The Fund's exposure to industrials remains slightly underweight. Nevertheless, the industrial stocks which are held in the portfolio continue to represent high growth prospects and consistent dividend income.

The Fund will remain relatively fully invested.

Report of the Investment Manager (continued)     The First Australia Fund, Inc.
-------------------------------------------------------------------------------

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On October 31, 1999, the Fund held 80.0% of its net assets in industrial stocks, 19.2% in resource stocks, and 0.8% in cash.

(CHART)

Distribution Policy
Over the past 12 month period a total of 80.5 cents per share was paid to Shareholders. This equates to an annualized cash distribution yield of 10.2%, based on the share price of $7.88 as of the date of this report.

At the meeting of the Board of Directors held on December 14, 1999, a final distribution for 1999 of 21.0 cents per share was declared, payable in January 2000.
                                       5

Selected Equity Holdings                         The First Australia Fund, Inc.
-------------------------------------------------------------------------------

The following notes highlight the Fund's top ten holdings at October 31, 1999.

                                                      11.2% of total net assets
Telstra Corporation Limited is Australia's dominant telecommunications carrier providing a full range of telecommunications services. The sale of a second tranche of shares in the company by the Australian Government resulted in private shareholders owning 49.9% of Telstra and the Government 50.1%. The sale has been effected by way of an installment receipt which was popular in the domestic retail market. Upon completion of this sale, Telstra will represent 10% of the Australian All Ordinaries Accumulation Index.

Although deregulation of the Australian telecommunications market has increased competition and may lead to some erosion of Telstra's market share, profitability is expected to grow strongly as costs are reduced.

The Manager intends to maintain an overweight position in the stock.

                                                       9.2% of total net assets
National Australia Bank Limited is Australia's largest full service banking group, with significant operations in Australia, New Zealand, the UK and the US. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. As a further expansion measure, the bank has set up an international joint venture allowing its customers to trade shares on the internet. NAB recently announced an annual profit result which was above market expectations.

The Manager intends to maintain an overweight position in the stock.

                                                       5.9% of total net assets
News Corporation Limited is a global, vertically integrated entertainment and media company. It produces film and television entertainment through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the UK and the Fox TV network in the US. News Corporation has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce financial risk and expand its global market presence. The company is undervalued relative to its US peers but expensive relative to Australian media companies.

The Manager intends to maintain an underweight position in the stock.

                                                       5.9% of total net assets
Westpac Banking Corporation is the second largest banking group in Australia, offering retail and wholesale banking services in Australia and New Zealand. Management remains focused on optimizing its domestic banking business and integrating recent acquisitions. Sound capital management should drive earnings per share growth. The company recently announced a better than expected annual profit result.

The Manager intends to maintain an overweight position in the stock.

Selected Equity Holdings (continued)             The First Australia Fund, Inc.
-------------------------------------------------------------------------------

                                                       5.8% of total net assets
ANZ Banking Group Limited is Australia's fourth largest banking group, offering retail and wholesale banking services in Australia, New Zealand and Asia. Recent management changes have focused on cost control and growing non-interest income. Domestic asset quality and interest margins are trending favorably, underpinning a sound outlook for profitability. ANZ expects to double the number of its internet banking customers in the next two years. The stock's valuation remains cheap relative to other Australian banks.

The Manager intends to maintain an overweight position in the stock.

                                                       3.7% of total net assets
WMC Limited is a major world nickel producer, one of Australia's largest gold producers, and has extensive interests in copper and uranium. The company has a 40% shareholding in Alcoa World Alumina and Chemicals, the world's largest producer of bauxite and alumina, amongst other mining interests. WMC has proposed a merger between Alcoa and Reynolds including an acquisition of Reynolds' 56% share of the Worsley Alumina refinery and other alumina assets, which is expected to almost double its capacity by 2000.

The Fund has increased its holding in WMC as a result of rationalization in the world aluminium market and expected improvement in world industrial production and its resulting effect on commodity prices.

The Manager intends to maintain an overweight position in the stock.

                                                       3.6% of total net assets
Qantas Airways Limited is one of the world's major international and domestic airlines operating passenger and freight services within Australia and to 28 other countries. The company's higher yielding routes continue to perform strongly and demand from Asia has increased. Solid passenger statistics are expected to continue in the lead-up to and following the Sydney Olympics next year, which should result in solid earnings.

The Manager intends to maintain an overweight position in the stock.

                                                       3.6% of total net assets
Foster's Brewing Group Limited is an international beverage group producing beer, wine and other alcoholic beverages. The company released an outstanding annual result in 1999 with profits increasing in each of its major divisions. The company-wide return on capital has increased significantly over the past three years and Fosters is well positioned to continue this trend in the future.

The Manager intends to maintain an overweight position in the stock.

Selected Equity Holdings (continued)             The First Australia Fund, Inc.
-------------------------------------------------------------------------------

                                                       3.5% of total net assets
Colonial Limited is a diverse financial services group with operations in Australia, the United Kingdom and Asia covering banking, funds management, life insurance and investment products. Colonial recently reported a much better than expected interim net profit with strong performances from the banking and funds management operations, along with substantial cost cuts and the consolidation of recent acquisitions.

The Fund's weighting in the stock has been increased to an overweight position.

                                                       2.9% of total net assets
Lend Lease Corporation Limited is Australia's largest integrated property and financial services group. The company has achieved 23 consecutive years of profit growth. It continues to leverage off its strong market presence in Australia with increasing involvement internationally. The group is involved in project management, design and construction, property development and facilities management. It is also a major provider of financial services--funds management and life insurance products--through the MLC group. Management has indicated it believes it can maintain earnings per share growth at 10-15% per annum over the next five years.

The Manager intends to maintain an overweight position in the stock.

Market Review and Outlook (continued)            The First Australia Fund, Inc.
-------------------------------------------------------------------------------
Economy
The Australian economy has continued to perform strongly over the past year reflecting the benefits of stimulative monetary policy settings, large capital investment projects surrounding the Olympics, the Asian economic recovery, technology advancements and a competitive currency. Inflationary pressures remain subdued although prices are likely to edge higher through 2000.

The Reserve Bank of Australia is beginning to tighten monetary conditions, reflecting the improvement in the global outlook. It is maintaining a pre-emptive attitude to policy setting, dampening any new inflationary pressure that could emerge in 2000.

The introduction of tax reforms in July 2000 should also contribute to the favorable environment. The goods and services tax will be introduced to help pay for business tax improvements. The main tax changes recommended by the government's business tax review are:

- Halving the capital gains tax rate for individual investors;
- Taxing only two-thirds of pension funds' capital gains;
- Eliminating capital gains tax paid by foreign investors in the Australian venture capital market; and
- Progressively cutting the corporate tax rate from 36% to 30%.

Accelerated depreciation allowances will be removed, but the above tax reductions should more than compensate.

We expect Australian economic growth to accelerate back to over 4% in coming months before slowing again through 2000 as higher interest rates impact.
Core inflation should rise to only 2.25% by early 2000 but the introduction of a flat consumption tax (goods and services tax) will boost inflation to around 5% from mid-2000 for a year.

Stockmarket
The Australian stockmarket has rallied strongly over the year, boosted by robust economic growth in Australia and the recovery in Asia. The Australian All Ordinaries Accumulation Index rose 16.0% in US dollar terms.

We expect resource stocks to perform well as world industrial production is set to experience a cyclical upswing, resulting in improved commodity prices. The outlook for industrial shares is also favorable, as inflationary pressures remain benign and cost cutting, as well as productivity improvements, should help profit growth. As Australia is increasingly recognized as the pre-eminent financial and service center for the Asian region, we expect continuing strength in banking, finance and other investment service sectors.

Market Review and Outlook (continued)            The First Australia Fund, Inc.
-------------------------------------------------------------------------------
Currency
The Australian dollar strengthened 2.3% against the US dollar over the year. Expectations of stronger global industrial production and firmer commodity prices have induced positive sentiment towards the currency, which closed the year at 63.90 cents against the US dollar.

The resilience of Australia's economic growth is a key positive for the currency in the medium-term. Looking further out, improving global growth should lead commodity prices higher, supporting the Australian dollar.

EquitiLink International Management Limited

Portfolio of Investments October 31, 1999         The First Australia Fund, Inc.
--------------------------------------------------------------------------------

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
              LONG-TERM INVESTMENTS--99.2%
              Common and Preferred Stocks--99.2%
              Diversified Industries--24.6%
   930,000    CSR Limited..................  $  2,094,940
 1,035,000    Fairfax (John) Holdings
                Limited....................     2,603,029
   464,000    Faulding (F.H.) & Company
                Limited....................     2,847,624
   150,000    Foodland Associated
                Limited....................       897,530
 2,036,000    Fosters Brewing Group
                Limited....................     5,430,647
   957,000    Lang Corporation Limited.....     3,996,732
   379,000    Lend Lease Corporation
                Limited....................     4,376,168
 2,018,000    National Foods Limited.......     3,745,116
   505,000    Orica Limited................     2,679,119
 1,180,000    Pioneer International
                Limited....................     2,590,134
   310,000D   Publishing & Broadcasting
                Limited....................     1,844,976
   638,900    TAB Limited..................     4,064,109
                                             ------------
                                               37,170,124
                                             ------------
              Resources And Mining--19.2%
   249,438    Broken Hill Proprietary
                Company Limited............     2,587,089
 1,466,280    Capral Aluminum Limited......     1,807,254
   657,799    Comalco Limited..............     3,189,602
 4,123,000    M.I.M. Holdings Limited......     3,403,683
 1,182,500    Newcrest Mining Limited*.....     3,337,227
 1,066,000    North Limited................     2,067,026
 1,228,400    Orogen Minerals Limited......     1,320,673
 2,990,775    QCT Resources Limited........     1,665,133
   415,700    Santos Limited...............     1,072,090
 1,218,789    Westralian Sands NPV.........     2,885,867
 1,300,000    WMC Limited..................     5,598,923
                                             ------------
                                               28,934,567
                                             ------------
              Services--55.4%
 1,326,000    Australia & New Zealand
                Banking Group Limited......     8,781,890
    65,000    Brambles Industries
                Limited....................     1,834,417
 1,440,000    Colonial Limited.............     5,317,217
   495,000    Data Advantage Limited*......     1,450,831
   300,000    Formida Holdings Limited*....       211,183
 2,500,000    ISIS Communications
                Limited....................       879,931
 1,604,000    Jupiters Limited.............     3,325,795
   900,000    National Australia Bank
                Limited....................    13,938,112
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------

 1,427,000    National Mutual Holdings
                Limited....................  $  2,072,984
 1,300,000    News Corporation Limited
                Voting Preferred Stock.....     8,832,654
 1,142,000    Pacific Magazines & Printing
                Limited....................     1,501,841
   692,000    Prime Television Limited
                Convertible Preferred
                Stock......................     1,224,468
 1,712,000    Qantas Airways Limited.......     5,467,016
 2,670,000Pound Telstra Corporation Limited
                Installment Receipts*......    13,630,033
 1,010,000    Telstra Corporation Ltd.
                International Receipts*....     3,251,138
 1,757,000D   Village Roadshow Limited
                Voting Preferred Stock.....     3,013,371
 1,379,500    Westpac Banking Corporation
                Limited....................     8,882,845
                                             ------------
                                               83,615,726
                                             ------------
              Total common and preferred
                stocks
                (cost $143,521,653)........   149,720,417
                                             ------------
Principal
  Amount
  (000)       SHORT-TERM INVESTMENTS--0.3%
----------
              Demand Deposits
A$       2    State Street Bank & Trust
                Company,
                Demand Deposit
                5.65%, 11/1/99
                (cost US$1,381)............         1,397
                                             ------------
              Repurchase Agreement--0.3%
US$    447    Repurchase Agreement, State
                Street Bank & Trust
                Company, 5.05% dated
                10/29/99, due 11/1/99 in
                the amount of $447,188
                (cost $447,000;
                collateralized by $455,000
                U.S. Treasury note, due
                7/31/01; value including
                accrued
                interest-US$458,413).......       447,000
                                             ------------
              Total short-term investments
                (cost US$448,381)..........       448,397
                                             ------------
              Total Investments--99.5%
                (cost US$143,970,034;
                Note 3)....................   150,168,814
              Other assets in excess of
                liabilities--0.5%..........       747,669
                                             ------------
              Net Assets--100%.............  $150,916,483
                                             ------------
                                             ------------

------------------
Pound Expressed in number of shares into which position can be exercised or converted.
* Non-income producing security.
D Portion of securities on loan; see Note 3.

                                       11     See Notes to Financial Statements.

Statement of Assets and Liabilities
October 31, 1999                            The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $143,970,034).................................................   $150,168,814
Foreign currency, at value (cost $619,456)................................................        617,937
Cash......................................................................................             19
Receivable for investments sold...........................................................      1,851,775
Dividends and interest receivable.........................................................        647,891
Other assets..............................................................................         30,268
                                                                                             ------------
    Total assets..........................................................................    153,316,704
                                                                                             ------------
Liabilities
Payable for investments purchased.........................................................      1,918,604
Accrued expenses and other liabilities....................................................        315,384
Investment management fee payable.........................................................        132,243
Withholding taxes payable.................................................................         26,605
Administration fee payable................................................................          7,385
                                                                                             ------------
    Total liabilities.....................................................................      2,400,221
                                                                                             ------------
Net Assets                                                                                   $150,916,483
                                                                                             ------------
                                                                                             ------------
Net assets were comprised of:
  Common stock, $.01 par value............................................................   $    171,900
  Paid-in capital in excess of par........................................................    152,880,695
                                                                                             ------------
                                                                                              153,052,595
  Distributions in excess of net investment income........................................        (13,605)
  Accumulated net realized gain on investments............................................      3,037,011
  Net unrealized appreciation on investments..............................................      9,846,281
  Accumulated net realized and unrealized foreign exchange loss...........................    (15,005,799)
                                                                                             ------------
  Net assets..............................................................................   $150,916,483
                                                                                             ------------
                                                                                             ------------
Net asset value per share:
  ($150,916,483 / 17,189,998 shares of common stock issued and outstanding)...............          $8.78
                                                                                             ------------
                                                                                             ------------

                                       12     See Notes to Financial Statements.

Statement of Operations Year Ended
October 31, 1999                             The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $162,663).................................   $ 5,240,662
  Interest.................................................................................       163,941
  Income from securities loaned, net.......................................................        26,315
                                                                                              -----------
    Total income...........................................................................     5,430,918
                                                                                              -----------
Expenses
  Investment management fee................................................................     1,402,955
  Legal fees and expenses..................................................................       875,000
  Shareholder relations and communications.................................................       722,000
  Independent accountant's fees and expenses...............................................       292,000
  Directors' fees and expenses.............................................................       247,000
  Custodian's fees and expenses............................................................       205,000
  Administration fee.......................................................................        78,783
  Transfer agent's fees and expenses.......................................................        38,000
  Insurance expense........................................................................        13,000
  Miscellaneous............................................................................       147,109
                                                                                              -----------
  Total operating expenses.................................................................     4,020,847
                                                                                              -----------
Net investment income before excise tax....................................................     1,410,071
Excise tax.................................................................................       (44,644)
                                                                                              -----------
Net investment income......................................................................     1,365,427
                                                                                              -----------
Realized and Unrealized Gains
  on Investments and Foreign Currencies
Net realized gain on investment transactions...............................................    11,961,602
Net change in unrealized appreciation on investments.......................................     5,798,730
                                                                                              -----------
Net gain on investments....................................................................    17,760,332
                                                                                              -----------
Net increase in net assets resulting from operations before net foreign exchange gains.....    19,125,759
Net realized and unrealized foreign exchange gains.........................................     3,834,019
                                                                                              -----------
Net Increase in Net Assets
  Resulting from Operations................................................................   $22,959,778
                                                                                              -----------
                                                                                              -----------

                                       13     See Notes to Financial Statements.

Statement of Changes in Net Assets                The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Increase (Decrease)                                                            Years Ended October 31,
in Net Assets                                                                    1999            1998
Operations
  Net investment income...................................................   $  1,365,427    $  3,569,719
  Net realized gain on investments........................................     11,961,602      10,321,183
  Net change in unrealized appreciation on investments....................      5,798,730       1,437,050
                                                                             ------------    ------------
  Net increase in net assets resulting from operations before
    net foreign exchange gain.............................................     19,125,759      15,327,952
  Net realized and unrealized foreign exchange gain (loss)................      3,834,019     (18,745,223)
                                                                             ------------    ------------
  Net increase (decrease) in net assets resulting from operations.........     22,959,778      (3,417,271)
Dividends to shareholders from net investment income......................     (5,122,437)     (3,991,702)
Distributions to shareholders from net realized capital gains.............     (8,715,134)    (11,207,892)
Net asset value of shares issued to shareholders in connection with
  distribution paid in stock..............................................             --         988,653
                                                                             ------------    ------------
Total increase (decrease).................................................      9,122,207     (17,628,212)
Net Assets
Beginning of year.........................................................    141,794,276     159,422,488
                                                                             ------------    ------------
End of year...............................................................   $150,916,483    $141,794,276
                                                                             ------------    ------------
                                                                             ------------    ------------

                                       14     See Notes to Financial Statements.

Notes to Financial Statements                     The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund) is a closed-end, nondiversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian sub-custodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.
Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   Foreign Currency Translation: Australian dollar ('A$) amounts are translated into United States dollars ('US$) on the following basis:
     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting period; and
     (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
                                       15

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at October 31, 1999. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
   Net realized and unrealized foreign exchange gains of $3,834,019 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at October 31, 1999 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at October 31, 1999 was US$.6390 to A$1.00 for the Australian dollar.
   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
   Dividends and Distributions: It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to the extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.
   Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
                                       16

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.
   Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the year ended October 31, 1999, the Fund decreased distributions in excess of net investment income by $3,777,201, decreased accumulated net realized gains on investments by $3,797,268, decreased accumulated realized and unrealized foreign exchange losses by $64,711 and decreased paid-in capital in excess of par by $44,644. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser), and Prudential Investments Fund Management LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for services rendered. The Investment Manager informed the Fund that it paid $363,548 to the Investment Adviser during the year ended October 31, 1999.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets
                                       17

Notes to Financial Statements (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.
Note 3. Portfolio Securities
   Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended October 31, 1999 aggregated $217,480,478 and $230,917,883, respectively.
   As of October 31, 1999, the Fund had securities on loan with an aggregate market value of $4,766,098. As of this date, the collateral held for securities on loan was comprised of U.S. Treasury securities with an aggregate market value of $5,163,830.
   The United States federal income tax basis of the Fund's investments at October 31, 1999 was $141,456,401 and, accordingly, net unrealized appreciation for United States federal income tax purposes was $8,814,458 (gross unrealized appreciation--$17,299,249; gross unrealized depreciation--$8,484,791).
Note 4. Capital
   There are 20 million shares of $.01 par value common stock authorized. Of the 17,189,998 shares issued and outstanding at October 31, 1999, the Investment Manager and its affiliates owned 2,387,612 shares. During the fiscal year ended October 31, 1998, the Fund issued 130,732 shares, in connection with cash dividends paid in stock and as a result of the reinvestment of dividends paid to shareholders enrolled in the dividend reinvestment plan.
Note 5. Dividend and Distribution
   On December 14, 1999 the Board of Directors of the Fund declared a US$.210 dividend comprised of US$.018 per share from ordinary income, and a distribution of US$.192 per share from realized long-term capital gains payable on January 14, 2000 to shareholders of record on December 31, 1999.
                                       18

Financial Highlights                              The First Australia Fund, Inc.
--------------------------------------------------------------------------------

                                                                    Years Ended October 31,
                                                  ------------------------------------------------------------
                                                    1999         1998         1997         1996         1995
                                                  --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $   8.25     $   9.35     $  10.98     $  10.04     $  11.76
                                                  --------     --------     --------     --------     --------
Net investment income.........................         .08          .21          .18          .20          .22
Net realized and unrealized gain (loss) on
  investments and foreign currencies..........        1.26         (.41)       (1.45)        1.25         (.71)
                                                  --------     --------     --------     --------     --------
  Total from investment operations............        1.34         (.20)       (1.27)        1.45         (.49)
                                                  --------     --------     --------     --------     --------
Dividends from net investment income..........        (.30)        (.23)        (.17)        (.23)        (.22)
Distributions from net capital and currency
  gains.......................................        (.51)        (.66)        (.18)        (.26)        (.94)
                                                  --------     --------     --------     --------     --------
  Total dividends and distributions...........        (.81)        (.89)        (.35)        (.49)       (1.16)
                                                  --------     --------     --------     --------     --------
Capital reduction with respect to issuance of
  Fund shares.................................          --         (.01)        (.01)        (.02)        (.07)
                                                  --------     --------     --------     --------     --------
Net asset value, end of year..................    $   8.78     $   8.25     $   9.35     $  10.98     $  10.04
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
Market price per share, end of year...........    $   8.00     $ 6.5625     $   7.44     $  9.125     $   8.19
                                                  --------     --------     --------     --------     --------
                                                  --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value..................................       34.91%       (0.38)%     (15.17)%      17.76%       (7.84)%
Net asset value...............................       17.77%       (0.34)%     (11.37)%      15.55%       (2.70)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets.......        2.58%        1.61%        1.39%        1.41%        1.50%
Ratio of net investment income to average net
  assets......................................         .87%        2.38%        1.68%        1.86%        2.24%
Portfolio turnover rate.......................         143%         180%         270%         133%          45%
Net assets, end of period (000 omitted).......    $150,916     $141,794     $159,422     $185,756     $168,111
Average net assets (000 omitted)..............    $157,565     $149,827     $182,588     $178,756     $162,228

---------------
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the
       Fund's shares.
                                       19     See Notes to Financial Statements.

Report of Independent Accountants                 The First Australia Fund, Inc.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The First Australia Fund, Inc.

   In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Fund, Inc. (the 'Fund) at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 14, 1999
                                       20

Federal Tax Information:
Dividends and Distributions (Unaudited)           The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1999, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations. The Fund also paid distributions from long-term capital gains which are taxable as such.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                                             Net
                                                                         Foreign        Dividends and
                                                            Gross         Taxes         Distributions
                                                            Amount        Paid              Paid
                                                            ------       -------       ---------------
          Australia    --dividends                          $.095         $.009             $.086
                       --interest                            .003          .001              .002
          United
          States       --interest                            .001          .000              .001
                       --short-term capital gains            .409          .000              .409
                       --long-term capital gains             .307          .000              .307
                                                            ------       -------           ------
                                                            $.815         $.010             $.805
                                                            ------       -------           ------
                                                            ------       -------           ------

   Although the Fund has made the election required to make this foreign credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

   In January 2000 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 1999 federal income tax returns.
                                       21

Other Information (Unaudited)                     The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Generally, shareholders who do not participate in the Plan will receive distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments of at least $100 in Fund shares as frequently as monthly through the Plan Agent on the open market. Participants must pay a service fee of $0.75 for each investment and a pro rata share of the brokerage commissions.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice to the Plan Agent and will receive certificates for whole shares and cash for fractional shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.

Other Information (Unaudited) (continued)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
Year 2000 Compliance Disclosure

   Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

   The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The Investment Manager and the Investment Adviser have taken steps that they believe are reasonably designed to address that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers. As of the date of this report, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Directors                             Officers
-------------------------------------------------------------------------------
Laurence S. Freedman, Chairman        Brian M. Sherman, President
Anthony E. Aaronson                   Laurence S. Freedman, Vice President
David Lindsay Elsum                   Ouma Sananikone-Fletcher,
Rt. Hon. Malcolm Fraser                Assistant Vice President and
Michael R. Horsburgh                   Chief Investment Officer
Harry A. Jacobs, Jr.                  David Manor, Treasurer
Howard A. Knight                      Roy M. Randall, Secretary
Richard H. McCoy                      Barry G. Sechos, Assistant Treasurer
Neville J. Miles                      Peter W. Fortner, Assistant Treasurer
Peter J. O'Connell                    Allan S. Mostoff, Assistant Secretary
William J. Potter                     Margaret A. Bancroft, Assistant Secretary
Peter D. Sacks                        Sander Bieber, Assistant Secretary
John T. Sheehy

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund for their general information. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Investment Manager

EquitiLink International Management Limited
P.O Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Dechert Price & Rhoads
1775 Eye Street N.W
Washington, D.C. 20006-2401

Stikeman, Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

             Gateway Center Three
              100 Mulberry Street
             Newark, NJ 07102-4077
For information call toll-free (800) 522-5465
             Collect (973) 367-7403
Or for information regarding net asset value
                (800) 451-6788

Shares of the First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free:

                               1-800-323-9995
318652104